                             AMENDED AND RESTATED

                            COMMNET CELLULAR, INC.

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I      -   Definitions                                           2

ARTICLE II     -   Eligibility                                          16

ARTICLE III    -   Contributions                                        17

ARTICLE IV     -   Allocations and Valuations                           18

ARTICLE V      -   Time and Method of Payment of Benefits               24

ARTICLE VI     -   Investment of the Trust                              35

ARTICLE VII    -   Trustee                                              39

ARTICLE VIII   -   Fiduciaries                                          42

ARTICLE IX     -   Fiduciary Obligations                                46

ARTICLE X      -   Amendment and Termination of Plan                    50

ARTICLE XI     -   Miscellaneous Provisions                             52

                             AMENDED AND RESTATED

                            COMMNET CELLULAR, INC.

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


     This Agreement is between Bank One, Colorado, N.A. (herein "Trustee") and CommNet Cellular, Inc. a Colorado corporation (herein the "Employer").

     WHEREAS, Cellular, Inc. (the predecessor Company), a Colorado corporation, heretofore established an Employee Stock Ownership Plan and Trust (hereinafter referred to as the "Prior Plan") in recognition of the contributions made to its successful operation by its Employees;

     WHEREAS, under the terms of the Plan, the Employer has the ability to amend and restate the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended; and

     WHEREAS, the Employer intends that the Amended and Restated CommNet Cellular, Inc. Employee Stock Ownership Plan and Trust shall qualify under Sections 401(a), 501(a), and 4975(e)(7) of the Internal Revenue Code of 1986, as amended, as well as the provisions of the Employee Retirement Income Security Act of 1974.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Employer and the Trustee that the Amended and Restated CommNet Cellular, Inc. Employee Stock Ownership Plan and Trust is established as set forth hereinafter, effective October 1, 1995.

                                   ARTICLE I

                                  DEFINITIONS

     As used in this Plan, the following terms shall have the meanings hereinafter set forth unless a different meaning is plainly required by the context. The masculine gender shall include the feminine and neuter genders, and the singular, the plural, and vice versa, unless the context clearly indicates a different meaning.

     1.01   "Account" shall mean the amount held from time to time for the
            ---------
benefit of any one Participant. A Participant's Account shall include his Employer Stock Account, and his Other Investment Account.

     1.02   "Active Participant" shall mean a Participant who is an Employee.
            --------------------

     1.03   "Actuarial Equivalent" shall mean any benefit which, under the terms
            ----------------------
of the Plan, has the same present value on the date payment commences as such stated benefit.

     1.04   "Adjustment Factor" shall mean the cost of living adjustment factor
            -------------------
prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

     1.05   "Administrative Committee" or "Committee" shall mean the committee
            --------------------------    -----------
appointed to assist the Plan Administrator in administering the Plan.

     1.06   "Affiliated Employer" shall mean the Employer and any corporation
            ---------------------
which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     1.07   "Age" shall mean attained age.
            -----

     1.08   "Agent for Service of Legal Process" shall mean the Employer.
            ------------------------------------

     1.09   "Aggregation Group" shall mean:
            -------------------

            (a) All plans of the Employer in which one or more Key Employees are Participants, and all other plans maintained by the Employer which enable any plan in which a Key Employee is a Participant to comply with the coverage and nondiscrimination requirements of Section 401(a)(4) of the Code or Section 410 of the Code; and

            (b) All plans which the Employer designates as part thereof, provided the resulting Aggregation Group meets the coverage and nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code.

     1.10   "Anniversary Date" shall mean the last day of the Employer's Fiscal
            ------------------
Year, which is currently September 30.

     1.11   "Annual Addition" shall mean the sum of the following amounts
            -----------------
allocated to a Participant's Account during the Limitation Year:

            (a)   Employer Contributions;

            (b)   Employee contributions;

            (c)   Forfeitures;

            (d) Amounts allocated to an individual medical account, as defined in Section 415(l)(1) which is part of a pension or annuity plan maintained by the Employer; and

            (e) Amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3)) under a welfare benefit plan (as defined in
                  Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

     1.12   "Beneficiary" shall mean any person or legal entity designated by a
            -------------
Participant or otherwise entitled to receive any payment under this Plan upon the death of a Participant or former Participant. The spouse of a Participant shall be the Beneficiary unless the Spouse consents in writing to the naming of another person as the Beneficiary and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan Administrator or notary public or under other circumstances as the Secretary of the Treasury may by regulations prescribe. If the Participant fails to designate a Beneficiary to receive benefits, or if all designated primary and contingent Beneficiaries fail to survive the Participant, the death benefit shall be payable to his estate.

     1.13   "Break in Service" shall mean any Plan Year in which the Participant
            ------------------
fails to complete more than five hundred (500) Hours of Service. For Plan Years beginning on or after October 1, 1995, "Break in Service" shall mean any Plan Year in which the Participant fails to accrue a Month of Service.

     1.14   "Code" shall mean the Internal Revenue Code of 1986, as it may be
            ------
amended from time to time. Except as otherwise provided herein, reference to a specific Section of the Code shall include any successor provisions to such Section.

     1.15   "Compensation" shall mean the Participant's wages, salaries, fees
            --------------
for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income. Compensation also includes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludable from the Employee's gross income under Code Section 401(a)(8) (relating to a Code Section 401(k) arrangement), Code Section 402(h) (relating to a Simplified Employee Pension), Code Section 125 (relating to a cafeteria plan) or Code Section 403(b) (relating to a tax-sheltered annuity). The term "Compensation" does not include:

            (a) Employer contributions (other than "elective contributions") to a Plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a simplified employee pension to the extent such contributions are excludable from the Employee's gross income, and any distributions from a Plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Employee when distributed.

            (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture.

            (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

            (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(d) (whether or not the contributions are excludable from the gross income of the Employee).

     Any reference in this Plan to Compensation is a reference to the definition in this Section 1.15, unless the Plan reference specifies a modification to this definition. The Administrative Committee will take into account only Compensation actually paid for the relevant period. Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

     For any Plan Year beginning after December 31, 1988, the Administrative Committee must take into account only the first $200,000.00 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. The $200,000.00 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.29 and who is either:

                  (i)    The Employee's spouse; or

                  (ii) The Employee's lineal descendent under the age of nineteen (19).

If the $200,000.00 (or adjusted) Compensation limitation applies to the combined Compensation of the Employee and one or more family members, the Administrative Committee will apply the contribution and allocation provisions of Article III by prorating the $200,000.00 (or adjusted) limitation among the affected individuals in proportion to each such individual's Compensation determined prior to application of this limitation. For any Plan Year beginning prior to January 1, 1989, the $200,000.00 limitation (but not the family aggregation requirement) applies only if the Plan is Top Heavy (as determined under Section 1.54) for such Plan Year.

     For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this
Section 1.15, unless the Employer elects to use an alternate non-discriminatory definition, in accordance with the requirements of Code Section 414(s) and the regulations issued under that Code Section. The Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees and all Plans of the Employer for any particular Plan Year. The Employer may make this election to include elective contributions for non-discrimination testing purposes, irrespective of whether this Section 1.15 includes elective contributions in the general Compensation definition applicable to the Plan.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA 1993 annual compensation limit. The OBRA 1993 annual compensation limit is $150,000.00, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA 1993 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA 1993 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA 1993 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA 1993 annual compensation limit is $150,000.00.

     If, as a result of such rules, the maximum "annual addition" limit of
Section 4.05 would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to avoid or reduce any excess. The prorated Compensation of any affected Family Member whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member's

Compensation as determined prior to application of the Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of in the manner described in Section
4.05 pro rata among all affected Family Members.

     If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Compensation means compensation determined pursuant to the Plan then in effect.

     Compensation for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

     1.16   "Controlled Group" shall mean all companies which are members of a
            ------------------
controlled group of corporations (as defined in Section 414(b) of the Code, as modified, where applicable, by Section 415(h) of the Code); all trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code, as modified, where applicable, by Section 415(h) of the Code); and all members of an affiliated service group (as defined in Section 415(m) of the Code).

     1.17   "Deceased Participant" shall mean a Participant who has died.
            ----------------------
"Deceased Active Participant" shall mean a Deceased Participant who was an
 ---------------------------
Active Participant at the time of his death.

     1.18   "Defined Contribution Dollar Limitation" shall mean $30,000 or, if
            ----------------------------------------
greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in
Section 415(b)(1) of the Code as in effect for the Limitation Year.

     1.19   "Determination Date" shall mean, with respect to any Plan Year, the
            --------------------
last day of the preceding Plan Year.

     1.20   "Disability" shall mean the total and permanent inability of an
            ------------
Employee to perform his usual and customary duties for the Employer due to a physical or mental condition resulting from bodily injury, disease or mental disorder. A Participant satisfies the definition of disability if the Participant satisfies the requirements for benefits under the Employer's long-term disability plan.

     1.21   "Effective Date" shall mean October 1, 1988. The "Effective Date" of
            ----------------
this amendment and restatement is October 1, 1995, except as otherwise set forth.

     1.22   "Employee" shall mean any person who is employed by the Employer,
            ----------
but excludes any person who is employed as an independent contractor. A person shall cease to be an Employee when his employment by the Employer terminates, even though he may not have incurred a Break in Service. Employee shall not include any person covered by a collective-bargaining agreement in which retirement benefits were the subject of good faith bargaining.

     1.23   "Employer" shall mean CommNet Cellular, Inc., a Colorado
            ----------
corporation, or any member of a Controlled Group with the Employer and any successor or predecessor corporation; and any corporation or other business organization which, with the prior written approval of CommNet Cellular, Inc., or any successor corporation, shall assume the obligations of or become a party to this Plan.

     1.24   "Employer Contribution" shall mean a contribution the Employer makes
            -----------------------
to this Plan pursuant to Article III.

     1.25   "Employer Stock" shall mean shares of capital stock issued by the
            ----------------
Employer, which shares are voting common stock (or preferred stock convertible into voting common stock) and are "employer securities" under Section 409(l) of the Code.

     1.26   "Employer Stock Account" shall mean that portion of a Participant's
            ------------------------
Account which reflects a Participant's interest in Employer Stock.

     1.27   "ERISA" shall mean the Employee Retirement Income Security Act of
            -------
1974, as it may be amended from time to time, as interpreted through all published rules, rulings, regulations and court decisions thereunder. Except as otherwise provided herein, reference to a specific section of ERISA shall include any successor provisions to such section.

     1.28   "Excess Allocation" shall mean an allocation pursuant to applicable
            -------------------
provisions of the Plan which causes the applicable limitation on Annual Additions to be exceeded.

     1.29   "Family Member" shall mean an individual described in Section
            ---------------
414(q)(6)(B) of the Code.

     1.30   "Fiduciary" shall mean and include the Employer, any Trustee, the
            -----------
Plan Administrator, the Administrative Committee and any other person who:

            (a) Exercises or has the power to exercise any discretionary authority or discretionary control respecting management or administration of the Trust, or exercises any authority or control respecting management or disposition of its assets;

            (b) Renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Trust, or has any authority or responsibility to do so; or

            (c) Is designated to carry out Fiduciary responsibilities pursuant to the applicable provisions of this Plan.

     1.31   "Fiscal Year" shall mean the fiscal year of the Employer for Federal
            -------------
income tax purposes, as it is in effect from time to time, which currently ends on September 30.

     1.32   "Forfeiture" shall mean that portion of a Participant's Account that
            ------------
is not vested, and occurs on the earlier of the distribution of the entire vested portion of a Participant's Account, or the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1) year Breaks in Service.

     1.33   "Highly Compensated Participant" shall mean an Employee who, during
            --------------------------------
the Plan Year or during the preceding 12-month period:

            (a) Is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity);

            (b) Has compensation in excess of $75,000.00 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

            (c) Has compensation in excess of $50,000.00 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid twenty percent (20%) of Employees (based on Compensation for the relevant year); or

            (d) Has compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

     If the Employee satisfies the definition in Clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy Clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. If no Employee satisfies the Compensation requirement in Clause (d) for the relevant year, the Administrative Committee will treat the highest paid officer as satisfying Clause (d) for that year.

     For purposes of this Section 1.33, "Compensation" means Compensation as defined in Section 1.15, except any exclusions from Compensation other than the exclusions described in Paragraphs (a), (b), (c) and (d) of Section 1.15, and Compensation must include:

                  (i) Elective deferrals under a Code Section 401(k) arrangement or under a simplified employee pension maintained by the Employer; and

                  (ii) Amounts paid by the Employer which are not currently includable in the Employee's gross income because of Code Sections 125 (cafeteria plans) or 403(b) (tax-sheltered annuities).

The Administrative Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top-paid twenty percent (20%) group, the top one hundred paid Employees, the number of officers includable in Clause (d) and the relevant compensation, consistent with Code Section 414(q) and regulations issued under that Code Section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed in Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any non-discrimination tests required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Administrative Committee will not treat as a separate Employee a family member (a spouse, a lineal ascendent or descendent, or a spouse of a lineal ascendent or descendent) of a Highly Compensated Employee described in Clause (a) of this Section, or a family member of one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all family members as a single Highly Compensated Employee. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

     The term "Highly Compensated Employee" also includes any former Employee who separated from service (or has a deemed separation from service as determined under Treasury regulations) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his fifty-fifth (55th) birthday.


     1.34   "Hour of Service" shall mean:
            -----------------

            (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period in which the duties are performed;

            (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, sickness or Disability) other than for the performance of duties. These hours shall be credited to the Employee for the computation period in which payment is made or amounts payable to the Employee become due. In addition, the following rules shall apply with regard to this
                  Subsection:

                  (i) No more than five hundred one (501) Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); and

                  (ii) No credit shall be given on account of payments made or falling due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation laws, or on account of any payment which solely reimburses an Employee for medical or medically related expenses incurred by him.

                  Hours of Service shall be credited to the Employee pursuant to this Subsection (b), whether or not he continues to be an Employee during such computation period, for the computation period in which the duties were to be performed; and

            (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, and which has not been previously credited; provided, however, that if any such award or agreement requires credit for hours which in any event would have been described in Subsection (b) hereof, credit for such hours shall only be given subject to the limitations of Subsection (b). Hours of Service shall be credited to the Employee pursuant to this Subsection (c) for the computation period to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made.

            (d) Solely for purpose of determining whether a Break in Service, as defined in Section 1.13 for participation and vesting purposes, has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

                  (i)    By reason of the pregnancy of the individual;

                  (ii)   By reason of a birth of a child of the individual;

                  (iii) By reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

                  (iv) For purposes of caring for such child for a period beginning immediately following such birth or placement.

                  The Hours of Service credited under this paragraph shall be credited:

                  (i) In the computation period in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that period; or

                  (ii) In all other cases, in the following computation period.

                  Only five hundred one (501) Hours of Service shall be credited for maternity or paternity leave reasons, according to the rules stated herein.

     The provisions of Department of Labor Regulations 2530.200b-2 and 2530.200b-3 are incorporated herein by reference.

     1.35   "Key Employee" shall mean, as of any Determination Date, any
            --------------
Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period:

            (a) Has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer;

            (b) Has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten (10) largest interests in the Employer;

            (c)   Is a more than five percent (5%) owner of the Employer; or

            (d) Is a more than one percent (1%) owner of the Employer and has Compensation of more than $150,000.00.

The constructive ownership rules of Code Section 318 (or the principles of that Section, in the case of an unincorporated Employer), will apply to determine ownership in the Employer. The number of officers taken into account under Clause (a) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q)(8) exclusions) of Employees, but no more than fifty (50) officers. The Administrative Committee will make the determination of who is a Key Employee in accordance with Code
Section 416(i)(1) and the regulations under that Code Section.

     1.36   "Leased Employee"  shall mean an individual (who otherwise is not an
            -----------------
Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 144(a)(3)) on a substantially full-time basis for at least one year and who performs services historically performed by Employees in the Employer's business field. The Plan treats a Leased Employee as an Employee of the Employer. If a Leased Employee is treated as an Employee by reason of this
Section 1.36 of the Plan, Compensation includes Compensation from the leasing organization which is attributable to services performed for the Employer.

     The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the Employee in a safe harbor plan and, prior to application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a non-integrated contribution formula equal to at least ten percent (10%) of the Employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of Compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section 1.15).

     The Administrative Committee must apply this Section 1.36 in a manner consistent with Code Sections 414(a) and 414(o) and the regulations issued under those Code Sections. The Administrative Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan must be a money purchase plan which would satisfy the definition under this Section 1.36 of a safe harbor plan.

     1.37   "Limitation Year" shall mean the Plan Year.
            -----------------

     1.38   "Maximum Permissible Amount" shall mean for a Limitation Year, with
            ----------------------------
respect to any Participant, the lesser of:

            (a)   The Defined Contribution Dollar Limitation, or

            (b) Twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

If there is a short Limitation Year because of a change in Limitation Year, the Administrative Committee will multiply the Defined Contribution Dollar Limitation by the following fraction:

                 Number of Months in the Short Limitation Year
                 ---------------------------------------------
                                      12

     1.39   "Month of Service" shall mean for Plan Years beginning on or after
            ------------------
October 1, 1995, a calendar month during any part of which an Employee completed an Hour of Service. Except, however, a Participant shall be credited with a Month of Service for each month during the twelve (12) month computation period in which he has not incurred a One (1) Year Break in Service.

     1.40   "Net Profits" shall mean the net income of the Employer for its
            -------------
applicable Fiscal Year, as determined by the Employer on the basis of its books of account in accordance with generally accepted accounting principles, without deduction or allowance for (a) Federal or state income taxes, or (b) any contributions to this Plan or to any other pension, profit sharing or other employee benefit plan or trust qualified under the requirements of the Code.

     1.41   "Non-Highly Compensated Participant" shall mean, with respect to any
            ------------------------------------
Plan Year, any Active Participant who is not a Highly Compensated Participant nor a Family Member.

     1.42   "Non-Key Employee" shall mean, with respect to any Plan Year, any
            ------------------
individual (or his Beneficiary) who is employed by the Employer or any member of a Controlled Group which includes the Employer (whether or not he is an Employee), but who is not a Key Employee.

     1.43   "Normal Retirement Age" shall mean the date of attainment of age
            -----------------------
sixty-five (65). Upon attaining his Normal Retirement Age, the Participant shall be fully vested in his Account.

     1.44   "Normal Retirement Date" shall mean the date a Participant attains
            ------------------------
Normal Retirement Age.

     1.45   "One (1) Year Break in Service" shall mean for Plan Years beginning
            -------------------------------
on or after October 1, 1995, the applicable computation period of twelve (12) consecutive months during which an Employee fails to accrue a Month of Service. Further, solely for the purpose of determining whether a Participant has incurred a One (1) Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence". Years of Service and One (1) Year Breaks in Service shall be measured on the same computation period.

     1.46   "Other Investments Account" shall mean that portion of a
            ---------------------------
Participant's Account which reflects a Participant's interest in Trust assets other than Employer Stock.

     1.47   "Participant" shall mean any Employee who shall have met the
            -------------
requirements of Section 2.01.

     1.48   "Plan" or "Plan and Trust" shall mean the Amended and Restated
            ------    ----------------
CommNet Cellular, Inc. Employee Stock Ownership Plan and Trust, as it may be amended from time to time.

     1.49   "Plan Administrator" shall mean the Employer.
            --------------------

     1.50   "Plan Year" shall mean the twelve (12) month period beginning on
            -----------
October 1st and ending on September 30th.

     1.51   "Retired Participant" shall mean a Participant who has attained his
            ---------------------
Normal Retirement Date, and whose employment has thereupon or thereafter terminated.

     1.52   "Segregated Account" shall mean:
            --------------------

            (a) The Vested Interest of a Participant which has been segregated in accordance with Section 6.04 of the Plan; or

            (b) The Vested Interest of a Deceased, disabled, Retired or Terminated Participant which has been segregated for his benefit pursuant to applicable provisions of this Plan.

The Employee shall direct the Trustee to invest any Participant's Account which has been so segregated in federally insured interest bearing savings accounts or time deposits (or a combination of both), or in other fixed income investments. Such Segregated Account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

     1.53   "Terminated Participant" shall mean a Participant who has ceased to
            ------------------------
be an Employee but who is not a Deceased Active Participant, a disabled Participant or a Retired Participant.

     1.54   "Top Heavy" shall mean, with respect to any Plan Year, that, as of
            -----------
the Determination Date for such Plan Year, the top heavy ratio as of the Determination Date exceeds sixty percent (60%). The top heavy ratio is a fraction, the numerator of which is the sum of the present value of accrued benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Administrative Committee must include in the top heavy ratio, as part of the present value of accrued benefits, any contribution not made as of the Determination Date but includable under Code Section 416 and the applicable Treasury regulations, and distributions made within the determination period. The Administrative Committee must calculate the top heavy ratio by disregarding the accrued benefit (and distributions, if any, of the accrued benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the accrued benefit (including distributions, if any, of the accrued benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Administrative Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code Section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan) or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, exceeds sixty percent (60%). The Administrative Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.54, taking into account all plans within the Aggregation Group. To the extent the Administrative Committee must take into account distributions to a Participant, the Administrative Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Administrative Committee will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code
Section 416 and the regulations under that Code Section. If a Participant in a defined benefit plan is a Non-Key Employee, the Administrative Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). To calculate the present value of benefits from the defined benefit plan, the Administrative Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Administrative Committee must value the accrued benefits in the aggregated plan as of the most recent valuation date falling within the 12-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Administrative Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     1.55   "Top Heavy Plan Year" shall mean a Plan Year beginning on or after
            ---------------------
January 1, 1984, in which the Plan is Top Heavy.

     1.56   "Trust" or "Trust Account" shall mean the trust created by the
            -------    ---------------
agreement between the Employer and Trustee to hold the assets of this Plan, as may be amended from time to time.

     1.57   "Trust Agreement" or "Agreement" shall mean this agreement by and
            -----------------    -----------
between the Employer and the Trustee, as it may be amended from time to time, or any successor agreement.

     1.58   "Trust Fund" or "Fund" shall mean all such money or other property
            ------------    ------
which shall be held in Trust by the Trustee pursuant to the terms of the Trust Agreement.

     1.59   "Trustee" shall mean Colorado National Bank of Denver or any
            ---------
successor trustee appointed pursuant to the terms of the Plan and Trust. Effective __________ , 1996, "Trustee" shall mean Bank One, Colorado, N.A.

     1.60   "Valuation Date" shall mean the last day of the Plan Year and each
            ----------------
other date as of which the Committee shall determine the value of the Trust assets and allocate any of the income, gains or losses determined in accordance with applicable provisions of the Trust.

     1.61   "Vested Interest" shall mean the portion of a Participant's Account
            -----------------
in which he is vested as of a given date.

     1.62   "Year of Service" shall mean the computation period of twelve (12)
            -----------------
consecutive months, during which an Employee has at least one thousand (1,000) or more Hours of Service. The first twelve (12) month period commences with the first day an Employee is credited with an Hour of Service, and all subsequent twelve (12) month periods coinciding with the Plan Year, beginning with the Plan Year that begins within the first twelve (12) month period. In the case of an Employee who incurs one or more One (1) Year Breaks in Service prior to completing the eligibility requirements of Article II, the one (1) year period for determining whether he has completed a Year of Service after the last such One (1) Year Break in Service shall commence on the first day for which he is credited with an Hour of Service after the last such One (1) Year Break in Service. Years of Service for vesting purposes means any Plan Year in which the Participant completes one thousand (1,000) or more Hours of Service with the Employer. An Employee will be deemed to have commenced employment on the first day he is credited with performing an Hour of Service for the Employer. For purposes of a Break in Service (as defined in Section 1.13), the computation period used to measure participation shall be used to measure Breaks in Service.

     For Plan Years beginning on or after October 1, 1995, "Year of Service" shall mean twelve (12) consecutive Months of Service. For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a One (1) Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. For vesting purposes, the computation period shall be the Plan Year.

                                  ARTICLE II

                                  ELIGIBILITY


     2.01   Eligibility of Participation.  Any Employee who was a Participant in
            -----------------------------
the Plan prior to the Effective Date of this amendment and restatement shall continue to participate in the Plan. Any other Employee who has one (1) Year of Service shall be eligible to participate hereunder as of the earlier of the first day of the Plan Year he has satisfied such requirements, or the April 1st after the date on which he first satisfied such requirements provided said Employee is still employed as of such date (the "Entry Date"). If he is not an Employee on such Entry Date, he shall become a Participant on his date of re-employment following such Entry Date. If a Participant who has incurred a Break in Service again becomes an Employee, he shall be readmitted to participation hereunder on his date of re-employment following such Break in Service.

     2.02   Notice of New Participants.  Within ninety (90) days after the date
            ---------------------------
on which each Employee becomes a Participant, or within such longer period as may be permitted by ERISA, the Plan Administrator shall notify such Participant of the existence of this Plan and provide him with a Summary Plan Description. Each Participant shall provide the Plan Administrator with such information as the Plan Administrator may from time to time require, including reasonable evidence establishing his date of birth.

     2.03   Re-employment of Former Active Participant.  The Plan Administrator,
            -------------------------------------------
in its sole discretion, may suspend the payment of benefits of any former Active Participant during any period when that Active Participant is again employed by the Employer.

                                  ARTICLE III

                                 CONTRIBUTIONS


     3.01   Annual Employer Contributions.  With respect to each Plan Year, the
            ------------------------------
Employer shall contribute to the Plan such amounts (or under such formula) as may be determined by the Board of Directors; provided, however, that such Employer Contributions shall not be made for any Plan Year in amounts which cannot be allocated to any Participant's Account by reason of the allocation limitations described in Section 4.05. The Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions) for filing the Employer's Federal income tax return for the Plan Year. Employer Contributions may be paid in cash or in shares of Employer Stock, as determined by the Board of Directors.

     3.02   Employee Contributions. No Participant shall be required or
            ----------------------
            permitted to make contributions to the Trust.

     3.03   Refund of Employer Contributions. A contribution made by the
            --------------------------------
Employer may be returned to the Employer if the contribution is made by reason of a mistake of fact or if the contribution is conditioned upon its deductibility under Section 404 of the Code. The amount which may be returned to the Employer is the excess of:

            (a)   The amount contributed over;

            (b) The amount that would have been contributed had there not occurred a mistake of fact or a disallowance of the deduction.

The return to the Employer must be made within one year of the mistaken payment of the contribution or disallowance of the deduction as the case may be.

     3.04   Non-liability of the Employer. Except as may be otherwise provided
            -----------------------------
by ERISA, the Employer shall have no legal obligation or liability of any kind or nature whatsoever in respect to benefits payable under the Plan, or in respect to the administration of the Plan or of the Trust Fund or any assets thereof, and each Participant and Beneficiary, estate of any deceased Participant or Beneficiary, or any other payee, shall look solely to the Trust Fund for the payment of all benefits under the Plan.

                                  ARTICLE IV

                          ALLOCATIONS AND VALUATIONS


     4.01   Participant Accounts.
            ---------------------

            (a) The Plan Administrator shall cause to be maintained an Employer Stock Account and an Other Investments Account on the books of the Trust for each Participant.

            (b) The Employer Stock Account maintained for each Participant will be credited annually with his allocable share of Employer Stock (including fractional shares) purchased and paid for or contributed in kind under the Plan, with any Forfeitures of Employer Stock and with any stock dividends on Employer Stock allocated to his Employer Stock Account.

            (c) The Other Investments Account maintained for each Participant will be credited annually with his allocable share of Employer Contributions under the Plan in cash, with any Forfeitures from Other Investments Accounts, with any cash dividends on Employer Stock allocated to his Employer Stock Account (other than currently distributed dividends) and net income (or loss) of the Trust attributable to Trust assets under the Plan.

     4.02   Allocation of Employer Contributions Among Participants.
            --------------------------------------------------------

            (a) The Employer Contribution to the Plan for each Plan Year shall be allocated among those Participants who have completed one
                  (1) Year of Service during such Plan Year, and shall be allocated to their Employer Stock Account and Other Investments Account in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants for that Plan Year, subject to the allocation limitations described in Section 4.05.

            (b)   If the Plan is Top Heavy in any Plan Year:

                  (i) Each Non-Key Employee (as defined in Section 1.42) who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the one (1) Year of Service requirement above; and

                  (ii) The top heavy minimum allocation is the lesser of three percent (3%) of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee (as defined in Section 1.35). However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the anti-discrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

                  For purposes of this subsection, "Compensation" means Compensation as defined in Section 1.15, disregarding elective contributions and any exclusions from Compensation, other than the exclusions described in Section 1.15. For purposes of this
                  Section 4.02, a Participant's contribution rate is the sum of Employer Contributions and Forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for Plan Years beginning after December 31, 1988, a Non-Key Employee's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement or any matching employer contributions subject to the non-discrimination requirements of Code Section 401(k) or of Code Section 401(m). To determine a Participant's contribution rate, the Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any Affiliated Employer described in Section 1.06) as a single plan.

            (c) The Plan will satisfy the top heavy minimum allocation in accordance with this Section 4.02. The Committee first will allocate the Employer Contributions (and Participant Forfeitures, if any) for the Plan Year in accordance with the allocation formula under this Section 4.02. The Employer will then contribute an additional amount for the Account of any Participant who is entitled under this Section 4.02 to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation.

     4.03   Allocation of Forfeitures.  The amount of a Participant's Account
            --------------------------
balance forfeited under the Plan is a Participant Forfeiture. Subject to any restoration allocation required under Section 5.03, the Administrative Committee will allocate the Forfeiture with the Employer Contribution for the Plan Year in which the Forfeiture occurs, as if the Participant Forfeiture were an additional Employer Contribution for that Plan Year. The Administrative Committee will continue to hold the undistributed, non-vested portion of a Terminated Participant's accrued benefit in his Account solely for his benefit until a Forfeiture occurs at the time specified in Section 1.32. Except as provided under Section 5.03, a Participant will not share in the allocation of a Forfeiture of any portion of his accrued benefit.

     4.04   Allocation of Earnings, Losses and Changes in Fair Market Value of
            ------------------------------------------------------------------
the Net Assets of the Trust Fund. The net income (or loss) of the Trust for each
- ---------------------------------
Plan Year will be determined as of the Valuation Date. Prior to the allocations of Employer Contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the total balances of both his Accounts on the preceding Valuation Date (as reduced by any distribution during the Plan Year) bears to the sum of such total Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust assets (other than Employer Stock), interest income, dividends and other income and gains (or loss) attributable to Trust assets (other than any dividends or allocated Employer Stock) since the preceding Valuation Date, reduced by any expenses charged to the Trust assets for that Plan Year.

     Any cash dividends received on shares of Employer Stock allocated to Participants' Employer Stock Accounts will be allocated to the Other Investments Accounts of such Participants. Any stock dividends received on Employer Stock shall be credited to the Accounts to which such Employer Stock was allocated.

     The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section
4.04. The Committee shall maintain adequate records of the aggregate cost basis of each class of Employer Stock allocated to each Participant's Accounts. From time-to-time, the Committee may modify the accounting procedures for the purposes of achieving equitable and non-discriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 4.04 and the requirements of the Code and ERISA.

     4.05   Limitations on Individual Allocations.
            --------------------------------------

            (a) Notwithstanding anything to the contrary contained in this Section or elsewhere in this Plan, in no event shall any Participant's Annual Addition for any Limitation Year exceed the lesser of:

                  (i)   The Defined Contribution Dollar Limitation, or

                  (ii) Twenty-five percent (25%) of his Compensation for such Limitation Year within the meaning of Section 415(c)(3).

                  In determining such Annual Additions, Forfeitures of Employer Stock shall be included at the fair market value of the Employer Stock as of the Valuation Date. Any Forfeitures which cannot be allocated to any Participant's Account by reason of these limitations shall be credited to a Forfeiture suspense account and allocated as Forfeitures under Section 4.03 for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

            (b) Under certain circumstances, the dollar limitations set forth in Section 1.18 may be increased. The increase will occur only if not more than one-third (1/3) of the total Employer Contributions for the Plan Year are allocated to the Accounts of Participants who are officers of an Employer, shareholders owning more than ten percent (10%) of Employer Stock, as determined under Section 415(c)(6)(B)(iv) of the Code, or Participants whose Compensation exceeds an amount equal to twice the dollar amount referred to in Section 1.18. The amount of the increase will be the lesser of the following:

                  (i)   The dollar amount otherwise applicable for the Plan
                        Year; or

                  (ii) The amount of Employer Contributions allocated to the Participant's Accounts (as of the Valuation Date of the Plan Year) representing Employer Stock which is:

                        (A)   Contributed to the Trust for that Plan Year; or

                        (B) Purchased with Employer Contributions (in cash) not later than sixty (60) days after the due date (including extensions) for filing the Employer's Federal income tax return for that Plan Year.

            (c) To the extent that a shareholder of the Employer sells Employer Stock to the Trust and elects (with a consent of the Employer) nonrecognition of gain under Section 1042 of the Code, no portion of the Employer Stock so purchased from such shareholder by the Trust (or any dividends or other income attributable thereto) may be allocated to the Accounts of:

                  (i)    The selling shareholder;

                  (ii) His spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants; or

                  (iii) Any shareholder owning (as determined under Section 318(a) of the Code) more than twenty-five percent (25%) in value of any class of Employer Stock.

            (d) If the Employer, or any other member of any Controlled Group to which the Employer belongs, maintains more than one (1) defined contribution plan (as defined in Section 414(i) of the Code), the limits set forth above shall apply to the Annual Addition (determined for each plan in a manner consistent with the definition of Annual Addition under this Plan) of a Participant under all such plans taken in the aggregate.

            (e) If the Employer, or any other member of any Controlled Group to which the Employer belongs, maintains one (1) or more defined benefit plans (as defined in Section 414(j) of the Code) then the sum of the following fractions shall not exceed 1.0:

                  (i) The defined contribution fraction - the numerator of which is the sum of the Annual Additions (determined for each plan in a manner consistent with the definition of Annual Addition under this Plan) for any Participant as of the end of any Limitation Year and for all prior Limitation Years, under all such defined contribution plans, and the denominator of which is the sum of the lesser of the following amounts for such Limitation Year and all such Participant's prior Years of Service with the Employer or any member of a Controlled Group which includes the Employer:

                        (A) The product of 1.25 (provided, however, that for any Limitation Year beginning on or after January 1, 1984, with respect to which the Plan is Top Heavy and does not provide any minimum benefit which may be required pursuant to Section 416(h)(2) of the Code, such multiplicand with respect to any Key Employee shall be 1.0), multiplied by the Participant's dollar limitation described in Subsection (a)(i) hereof, or

                        (B)   The product of 1.4, multiplied by the
                              Participant's percentage limitation described in Subsection (a)(ii) hereof, plus

                  (ii) The defined benefit fraction - the numerator of which is the projected annual benefit for such Participant as of the end of such Limitation Year, under all such defined benefit plans, and the denominator of which is the lesser of:

                        (A) The product of 1.25 (provided, however, that for any Limitation Year beginning on or after January 1, 1984, with respect to which the Plan is Top Heavy and does not provide any minimum benefit which may be required pursuant to Section 416(h)(2) of the Code, such multiplicand with respect to any Key Employee shall be 1.0), multiplied by the dollar limitation in effect for such Participant for such Limitation Year under
                              Section 415(b)(1)(A) of the Code, or

                        (B) The product of 1.4, multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

            (f) If the limitations of this Section are exceeded in any Limitation Year with respect to any Participant, the following provisions shall apply:

                  (i) If the Plan covers the Participant at the end of the Limitation Year, then the Administrative Committee will use the Excess Amount to reduce future Employer Contributions (including any allocation of Forfeitures) under the Plan for the Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (ii) If, after the application of subparagraph (i), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Administrative Committee will hold the Excess Amount unallocated in a suspense account. The Administrative Committee will apply the suspense account to reduce Employer Contributions (including allocation of Forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (iii) If the Plan terminates at a time when any part of an Excess Allocation remains in a suspense account, the balance of such Excess Allocation remaining shall be reallocated among all the Participants in the Plan (to the extent permitted by this Section) in the same manner as an Employer Contribution otherwise would be allocated hereunder.

            (g) If the limitations of this Section are exceeded in any Limitation Year solely because this Plan is aggregated with one (1) or more other defined contribution plans pursuant to Subsection (d) hereof, the amount of any Excess Allocation shall be refunded, segregated or reallocated in the manner provided in Subsection (f) hereof.

            (h) If the limitations of this Section are exceeded in any Limitation Year solely because the aggregation of this Plan with one (1) or more defined benefit plans pursuant to Subsection (e) hereof produces a fraction which exceeds 1.0, the allocation under this Plan shall be reduced so that such fraction shall not exceed 1.0, and the amount of such reduction shall be considered an Excess Allocation, to be refunded, segregated or reallocated pursuant to Subsection (f) hereof.

     4.06   Effect of Allocation.  No allocation made pursuant to this Article
            ---------------------
shall give any Participant any right, title or interest in the amount so allocated or in any specific part of the Trust Fund except on the terms and conditions and at the times set forth in the Plan.

                                   ARTICLE V

                    TIME AND METHOD OF PAYMENT OF BENEFITS

     5.01   Time of Payment of Accrued Benefit.  Unless the Participant elects
            -----------------------------------
otherwise in writing, the Trustee shall commence distribution of a Participant's Vested Interest not later than sixty (60) days after the close of the Plan Year in which the later of the following events occurs:

            (a)   The date the Participant attains Normal Retirement Age;

            (b) The tenth (10th) anniversary of the year in which Participant commenced participation in the Plan; or

            (c) The date the Participant terminates service (employment) with the Employer.

     5.02   Retirement, Disability or Death.  Upon a Participant's retirement,
            --------------------------------
Disability or death, he shall be one hundred percent (100%) vested. A Participant will share in the allocation of Employer Contributions and Forfeitures for the Plan Year in which his retirement, Disability or death occurs. A Participant will be treated as having retired under the Plan if his employment ends by any of the following:

            (a)   Normal Retirement.  A Participant's Normal Retirement Age is
                  ------------------
                  his sixty-fifth (65th) birthday. Upon attaining his Normal Retirement Age while an Employee, a Participant's Account balance will become nonforfeitable.

            (b)   Deferred Retirement.  In the event a Participant's employment
                  --------------------
                  continues after his Normal Retirement Age, he shall continue to participate in the Plan.

            (c)   Disability Retirement.  If a Participant has become totally
                  ----------------------
                  and permanently disabled while an Employee, he will be granted disability retirement under the Plan without regard to his age or Years of Service.

     5.03   Termination of Employment Prior to Normal Retirement Age.
            ---------------------------------------------------------

            (a) If a Participant's employment terminates for any reason other than his retirement, Disability or death, his Vested Interest will be based on his nonforfeitable interest in his Account balance, determined under the following vesting schedule:

                         Years of Service              Percentage
                         ----------------              ----------
                                1                          20%
                                2                          40%
                                3                          60%
                                4                          80%
                                5                         100%

            (b) A Participant shall receive credit for a Year of Service for purposes of vesting if he completes one thousand (1,000) Hours of Service during the Plan Year. For Plan Years beginning on or after October 1, 1995, a Participant shall receive credit for a Year of Service for purposes of vesting if he completes twelve (12) consecutive Months of Service during the Plan Year.

            (c) Any portion of the final balance in a Participant's Account which is not vested (and does not become part of his Vested Interest) will become a Forfeiture upon the earlier of the distribution of the entire vested portion of a Participant's Account, or the last day of the Plan Year in which the Participant incurs five (5) consecutive One (1) Year Breaks in Service. Forfeitures shall be reallocated to the Employer Stock Accounts and Other Investments Accounts of remaining Participants as provided in Section 4.03 as of the Anniversary Date of the Plan Year in which five (5) consecutive One (1) Year Breaks in Service occurs. For purposes of this Section 5.03, if the value of a Terminated Participant's Vested Interest is zero (0), the Terminated Participant shall be deemed to have received a distribution of such Vested Interest.

            (d)   (i)   If any Former Participant shall be re-employed by the
                        Employer before a One (1) Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                  (ii) If any Former Participant shall be re-employed by the Employer before his five (5) consecutive One (1) Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested Interest prior to his re-employment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer or the close of the first period of five (5) consecutive One (1) Year Breaks in Service commencing after the distribution. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other Valuation Date preceding his termination.

            (e) If a Former Participant is re-employed after a One (1) Year Break in Service, Years of Service shall include Years of Service prior to his One (1) Year Break in Service subject to the following rules:

                  (i) If a Former Participant has a Break in Service, his pre-break and post-break service shall be used in computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his re-employment with the Employer;

                  (ii) Each non-vested Former Participant shall lose credits otherwise allowable under (i) above if his consecutive One (1) Year Breaks in Service equal or exceed the great of five (5) or the aggregate number of his pre-break Years of Service;

                  (iii) After five (5) consecutive One (1) Year Breaks in Service, a Former Participant's Vested Interest attributable to pre-break service shall not be increased as a result of post-break service;

                  (iv) If a Former Participant completes one (1) Year of Service for eligibility purposes following his re-employment with the Employer, he shall participate retroactively from his date of re-employment; and

                  (v) If a Former Participant completes a Year of Service (a One (1) Year Break in Service previously occurred, but employment has not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

            (f) In the event of the amendment of the vesting schedule under this Plan or any other Plan provision which directly or indirectly affects the computation of the nonforfeitable percentage of the Participant's Account, each Participant whose nonforfeitable percentage of his Account is determined under such vesting schedule and who has completed at least three (3) Years of Service may elect, during the election period hereinafter described, to have the nonforfeitable percentage of his Account determined without regard to such amendment. Such election shall be available only to Participants and shall be made in writing on a form prescribed by the Administrative Committee and shall be irrevocable. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

                  (i)    The adoption date of the amendment,

                  (ii)   The Effective Date of the amendment, or

                  (iii) The date the Participant receives written notice of the amendment from the Employer or Administrative Committee.

                  Except, however, any Employee who was a Participant as of the later of the Effective Date or adoption date of the amendment and restatement and who completed three (3) Years of Service shall be subject to the pre-amendment vesting schedule provided such schedule is more liberal than the new vesting schedule. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least five (5) Years of Service with the Employer.

     5.04   Method of Payment of Vested Interest.
            -------------------------------------

            (a) A Participant's Vested Interest will be computed following the termination of his employment. In the event of his retirement, Disability or death, unless the Participant elects otherwise, the distribution of a Participant's Vested Interest will begin as soon as administratively feasible but not later than one
                  (1) year after the end of the Plan Year. In the event of termination of employment for any reason other than retirement, Disability or death, unless the Participant elects otherwise, the distribution of a Participant's Vested Interest will begin as soon as administratively feasible but not later than one (1) year after the end of the fifth Plan Year following the Plan Year during which a Participant terminates employment (unless the Participant is re-employed by the Employer before such date).

            (b) If the Trust purchases shares of Employer Stock from a shareholder of the Employer who elects nonrecognition of gain under Section 1042 of the Code in connection with such purchase, any distribution (which includes such shares) to be made within three (3) years after the date of such purchase shall be deferred until the Participant incurs five (5) consecutive One (1) Year Breaks in Service if his Service terminates for any reason other than his retirement, Disability or death.

            (c) Subject to the distribution requirements in Section 5.05, Trustee shall make payment of the Participant's Vested Interest under one (1) of the following methods:

                  (i)    By payment in a lump sum; or

                  (ii) By payment in substantially equal monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant or ten (10) years; or

                  (iii)  Any combination of the foregoing.

            (d) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's Vested Interest, whether under the Plan or through the purchase of an annuity contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation Section 1.401(a)(9)-2):

                  (i) A Participant's Vested Interest shall be distributed to him not later than April 1st of the calendar year following the later of:

                        (A) the calendar year in which the Participant attains Age seventy and one-half (70 1/2); or

                        (B) the calendar year in which the Participant retires, provided however, that this clause (B) shall not apply in the case of a Participant who is a "five percent (5%) owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains Age seventy and one-half (70 1/2) or, in the case of a Participant who becomes a "five percent (5%) owner" during any subsequent Plan Year, clause (B) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends.

                        Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations. However, if the Participant, prior to incurring a separation from service, attained age seventy and one-half (70 1/2) by January 1, 1988, and, for the five (5) Plan Year period ending in the calendar year in which he attained age seventy and one-half (70 1/2) for all subsequent years, the Participant was not a more than five percent (5%) owner, the required beginning date is the April 1st following the close of the calendar year in which the Participant separates from service, or, if earlier, the April 1st following the close of the calendar year in which the Participant becomes a more than five percent (5%) owner. Furthermore, if a Participant attains age seventy and one-half (70 1/2) before 1988, the Participant does not incur a separation from service prior to January 1, 1989, and, for the five (5) Plan Year period ending in 1988, the Participant was not more than a five percent (5%) owner, his required beginning date is April 1, 1990.

                  (ii) If the amount of a Participant's Vested Interest cannot be determined by the date on which a distribution is to commence, or if the Participant cannot be located, distribution of his Vested Interest shall commence within sixty (60) days after the date on which his Vested Interest can be determined or after the date on which the Committee locates the Participant.

            (e) The Administrative Committee may not direct the Trustee to distribute the Participant's nonforfeitable accrued benefit, nor may the Participant elect to have the Trustee distribute his nonforfeitable accrued benefit, under a method of payment which, as of the required beginning date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's nonforfeitable accrued benefit as of the latest Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy. The Administrative

                  Committee will increase the Participant's nonforfeitable accrued benefit, as determined on the relevant Valuation Date, for Employer Contributions or Forfeitures allocated after the Valuation Date, and by December 31st of the valuation calendar year, and will decrease the valuation by distributions made after the Valuation Date and by December 31st of the valuation calendar year. For purposes of this valuation, the Administrative Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing the minimum distribution, the Administrative Committee must use the unisex life expectancy multiples under Regulation Section 1.72-9. The Administrative Committee, only upon the Participant's written request, may compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy.

            (f) If the Participant's Spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Administrative Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit requirement in the Treasury regulations issued under Code
                  Section 401(a)(9) for distributions made on or after the Participant's required beginning date and before the Participant's death. To satisfy the minimum distribution incidental benefit requirement, the Administrative Committee will compute the minimum distribution required by this Section
                  5.04 by substituting the applicable minimum distribution incidental benefit divisor for the applicable life expectancy factor, if the minimum distribution incidental benefit divisor is a lesser number. Following the Participant's death, the Administrative Committee will compute the minimum distribution required by this Section 5.04 solely for the basis of the applicable life expectancy factor and will disregard the minimum distribution incidental benefit factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the minimum distribution incidental benefit requirement or if the present value of the retirement benefits payable solely to the Participant is greater than fifty percent (50%) of the present value of the total benefits payable to the Participant and his Beneficiaries. The Administrative Committee must determine whether benefits to the Beneficiaries are incidental as of the date the Trustee is to commence payment of the retirement benefit to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

            (g) The minimum distribution for the first distribution calendar year is due by the Participant's required beginning date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's required beginning date falls, is due by December 31st of that year. If the Participant receives distribution in the form of a nontransferable annuity contract, the distribution satisfies this Section 5.04 if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury regulations.

            (h) The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his required beginning date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his required beginning date, and the Participant had not commenced an irrevocable annuity pursuant to Section 6.02, the method of payment to the Beneficiary subject to Section 6.02, must provide for completion of payment to the Beneficiary over a period not exceeding:

                  (i)    Five (5) years after the date of a Participant's death;
                         or

                  (ii) If the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy.

                  The Administrative Committee may not direct payment of the Participant's nonforfeitable accrued benefit over a period described in Clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than December 31st following the close of the calendar year in which the Participant's death occurred, or, if later, and the designated Beneficiary is the Participant's surviving Spouse, December 31st of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2). If the Trustee will make distribution in accordance with Clause (ii), the minimum distribution for a calendar year equals the Participant's nonforfeitable accrued benefit as of the latest Valuation Date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Administrative Committee must use the unisex life expectancy multiples under Regulation Section 1.72-9 for purposes of applying this Paragraph. The Administrative Committee, only upon the written request of the Participant or of the Participant's surviving Spouse, may recalculate the life expectancy of the Participant's surviving Spouse not more frequently than annually, but may not calculate the life expectancy of a non-Spouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Administrative Committee will apply this Paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving Spouse upon the child's attaining the age of majority, as paid to the Participant's surviving Spouse. Upon the Beneficiary's written request, the Administrative Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid accrued benefit, as soon as administratively practicable following the effective date of that request.

     5.05   Distribution of Vested Interest.
            --------------------------------

            (a) The Trustee will make distributions from the Trust only as directed by the Committee. Distribution of a Participant's Vested Interest will be made in whole shares of Employer Stock, cash or a combination of both, as determined by the Committee; provided, however, that the Committee shall notify the Participant of his right to demand distribution of his Vested Interest entirely in whole shares of Employer Stock (with the value of any fractional share paid in cash).

            (b) Unless the Participant elects otherwise, the distribution of a Participant's Account balance must be in substantially equal annual installments over a period not longer than five (5) years. However, if a Participant has an Account balance exceeding $500,000.00, the distribution may be over a period not exceeding five (5) years plus one (1) additional year (but not more than five (5) additional years) for each $100,000.00 (or fraction thereof) by which a Participant's Account balance exceeds $500,000.00. The $100,000.00 and $500,000.00 limits are adjusted at the same time and manner as the dollar limitations under Section 415 of the Code.

            (c) Distribution of a Participant's Vested Interest will be made to the Participant if living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the consent of his spouse, if any) may designate a different Beneficiary (a contingent beneficiary) from time-to-time (and may change such designation at any time) by filing a written designation with the Committee. A deceased Participant's entire Vested Interest shall be distributed to his Beneficiary within five (5) years after his death, except to the extent that distribution has previously commenced in accordance with Section 5.04.

            (d) The Employer shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the applicable withholding requirements of Section 3405 of the Code with respect to distributions from the Trust. If a Participant's Vested Interest exceeds Three Thousand Five Hundred Dollars ($3,500.00), his Vested Interest shall not be immediately distributed to him without his consent.

            (e) Shares of Employer Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Employer may reasonably require in order to insure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Section 5.05, no shares of Employer Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. Provisions of this Section 5.05 shall continue to be applicable to the Employer Stock even if the Plan ceases to be a Employee Stock Ownership Plan under Section 4975(e)(7).

     5.06   Dividend Distribution.  If so determined by the Board of Directors,
            ----------------------
any cash dividends on Employer Stock allocated to the Accounts of Participants may be paid currently (or within ninety (90) days after the end of the Plan Year in which the dividends are paid to the Trust) in cash to such Participants on a non-discriminatory basis, or the Company may pay such dividends directly to Participants. Such distribution (if any) of cash dividends to Participants may be limited to Participants who are still Employees, may be limited to dividends on shares of Employer Stock which are then vested or may be applicable to dividends on all shares allocated to Participants' Account.

     5.07   Payments.  Each payment made to a Participant or to his Beneficiary
            ---------
shall be paid, transferred, and delivered to such Employee or Beneficiary. The provisions herein made are intended for the personal protection and welfare of the Participants and their Beneficiaries and are not to be subject to the claims of any creditor of such persons. When any payments are made by the Trustee to a Participant or his Beneficiary on a deferred basis, the total of such deferred amount shall be segregated by the Trustee in cash or securities in a separate fund, and such fund shall not be charged with any further expenses of the Trust or Plan (but may be charged with expenses for the separate fund's administration) nor be credited with any additions except for the interest or dividends earned by such separate fund, and except for a credit for current contributions in the case of any Employee dying within the year. Amounts distributable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the amount distributable under the terms of this Plan. Any attempt to dispose of any right to amounts distributable hereunder shall be void. After such segregation, the Account of such Participant shall not be used in making any allocation under Articles IV and V.

     5.08   Effect of Plan on Participants' Rights.  THIS PLAN SHALL NOT BE
            ---------------------------------------
CONSTRUED TO GIVE ANY PARTICIPANT A RIGHT OR CLAIM TO BENEFITS UNDER THE PLAN UNLESS THE RIGHT TO SUCH BENEFITS HAS SPECIFICALLY ACCRUED UNDER ITS TERMS. THE PLAN SHALL NOT BE CONSTRUED TO GIVE ANY EMPLOYEE THE RIGHT TO BE RETAINED IN THE SERVICE OF THE COMPANY.

     5.09   Distributions Under Domestic Relations Order.  Nothing contained in
            ---------------------------------------------
this Plan prevents the Trustee, in accordance with the direction of the Administrative Committee, from complying with the provisions of a Qualified Domestic Relations Order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a Qualified Domestic Relations Order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if:

                  (a) The order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and

                  (b) If the present value of the alternate payee's benefits under the Plan exceeds Three Thousand Five Hundred Dollars ($3,500.00), and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age.

Nothing in this Section 5.09 permits a Participant a right to receive distribution at any time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

            The Administrative Committee must establish reasonable procedures to determine the qualified status of a Domestic Relations Order. Upon receiving a Domestic Relations Order, the Administrative Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the Domestic Relations Order, the Administrative Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing of its determination. The Administrative Committee must provide notice under this Paragraph by mailing to the individual's address specified in the Domestic Relations Order, or in a manner consistent with Department of Labor regulations.

            If any portion of the Participant's nonforfeitable accrued benefit is payable during the period the Administrative Committee is making its determination of the qualified status of the Domestic Relations Order, the Administrative Committee must make a separate accounting of the amounts payable. If the Administrative Committee determines the order is a Qualified Domestic Relations Order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Administrative Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrative Committee does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Administrative Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Administrative Committee later determines the order is a Qualified Domestic Relations Order.

            To the extent it is not inconsistent with the provisions of the Qualified Domestic Relations Order, the Administrative Committee may direct the Trustee to invest any partitioned amount in a segregated sub-account or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated sub-account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section 5.09 by separate benefit checks or other separate distribution to the alternate payee(s).

     5.10   Direct Rollover.
            ---------------

            (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            (b) For purposes of this Section, the following definitions shall apply:

                  (i) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (ii) An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 (iii) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (iv) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VI

                            INVESTMENT OF THE TRUST

     6.01   Investment of Trust Assets.
            ---------------------------

            (a) Trust assets will be invested by the Trustee primarily in Employer Stock in accordance with directions from the Committee. Employer Contributions (and other Trust assets) may be used to acquire shares of Employer Stock from any shareholder of the Employer or from the Employer as long as the acquisition does not result in a prohibited transaction. The Trustee may also invest Trust assets in such other prudent investments as the Committee deems to be desirable for the Trust, including any kind of real or personal property but not limited to, securities of any open-end or closed-end management type investment company or investment trust registered under the Investment Company Act of 1940, as amended, which would be regarded by prudent businessmen as a safe investment. The fact that the Trustee, any affiliate of the Trustee or any affiliate of the corporation that is the parent of the Trustee is providing services to and receiving remuneration from the foregoing investment company or trust as investment advisor, Custodian, transfer agent, registrar, or otherwise, shall not preclude the Trustee from investing in the securities of such investment company or investment trust. The Trustee may invest and reinvest or otherwise deposit the Trust assets in savings accounts, time deposit accounts, certificates of deposit, money market funds, or other evidences of deposit issued by Trustee and/or any other national bank, savings and loan institution, state member bank, state non-member bank, or other depository institution which may now or in the future is an affiliate or subsidiary of Trustee or of the corporation that is the parent of the Trustee. All purchases of Employer Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed the fair market value of Employer Stock, as determined in good faith by the Committee in accordance with the provisions of Article IX. The Committee may direct the Trustee to invest and hold up to one hundred percent (100%) of the Trust assets in Employer Stock.

            (b) Subject to the approval of the Board of Directors, the Committee may direct the Trustee to sell shares of Employer Stock to any person (including the Employer) provided that any such sale must be made at a price not less favorable to the Plan than fair market value (as determined in good faith by the Committee) and such sale does not result in a prohibited transaction.

            (c) Except as provided below, the Trustee may dispose of Employer Stock only if so specifically directed in writing by the Committee (with the approval of the Employer's Board of Directors).

            (d) As directed by the Committee, the Trustee may also place assets in various deposit accounts offered by any bank (including the Trustee) or savings and loan associations, invest in other securities or investments desirable for the Trust, or in any kind of investment fund, or Trust assets may be held temporarily in cash.

            (e) In addition to any other investments proper under the Trust, the Trustee shall, after receiving written approval from the Committee, from time-to-time invest all or any part of the Trust assets in one or more group trusts or collective investment funds now existing or hereafter established, including, without limitation, funds now or hereafter established by the Trustee, which contemplate the commingling for investment purposes of the funds therein with Trust assets of other employee benefit plans (as defined in ERISA) which are qualified under Section 401(a) of the Code and established by other businesses, institutions and organizations. The provisions of the declaration of the Trust creating any group trust or collective investment funds in which all or any part of the Trust assets are invested, as in force and in effect at the time of the investment and as thereafter amended, are hereby adopted and made a part hereof, and any part of the Trust assets invested in that manner should be subject to all of the provisions, as in effect at the time of the investment and as thereafter amended, of any declaration of trust creating any group trust or collective investment fund. The Trustee shall, after receiving written approval from the Committee, from time-to-time withdraw from the group trust or collective investment fund all or any part of the Trust assets as the Trustee may deem advisable.

            (f) The Committee shall assume the responsibility and liability for the prudence of investments directed by it under this
                  Section 6.01. The Committee may delegate to the Trustee the responsibility for investing Trust assets other than Employer Stock.

            (g) In the event that the Trustee is directed to dispose of any Employer Stock held as Trust assets, under circumstances which require registration and/or qualification of the securities under applicable Federal or State security laws, then the Employer, at its own expense, will take, or cause to be taken, any and all such actions as may be necessary or appropriate to effect such registration and/or qualifications.

            (h) Any investment directive made by the Committee under this Trust shall be in writing. The Trustee is not under any obligation to invest or otherwise manage any asset of the Trust which is subject to the direction of the Committee. The Trustee shall not be responsible for the propriety of any directed investment made and shall not be required to consult with or advise the Committee, Employer, or any other person regarding the investment quality of any directed investment held hereunder.

            (i) The Trustee is not authorized and shall not disclose the name, address or security positions of the beneficial owners of the Trust in response to requests concerning shareholder communications under Section 14 of the Securities Act of 1934, the rules and regulations thereunder, or any similar statute, regulation or rule in effect from time to time.

            (j) Delivery and release of Trust Fund property shall be made provided the Trustee shall have no liability for shipping or insurance costs associated therewith and full payment has been made to Trustee of all its compensation, costs, expenses and other amounts hereunder.

     6.02   Distributions.  The Trustee shall make distributions from the Trust,
            --------------
at such times and in such amounts of Employer Stock and/or cash, to the person entitled thereto under the Plan, as the Committee directs in writing. Any undistributed portion of the Participant's Vested Interest under the Plan shall be retained in the Trust until the Committee directs its distribution. If distribution is directed in Employer Stock, the Committee shall cause the Employer to issue an appropriate stock certificate to the person entitled thereto, to be delivered to such person by the Committee; provided that the Trustee and the Employer shall comply with the provisions of the Plan relating to the repurchase of Employer Stock by the Trust or by the Employer. Any cash distributions shall be made by the Trustees furnishing its check to the Committee for delivery to the Participant (or beneficiary).

     6.03   Voting Employer Stock.  Participants and Beneficiaries will be
            ----------------------
entitled to instruct the Trustee as to the manner in which such shares of Employer Stock and all securities of the Employer then allocated to their Accounts, will be voted. Any unallocated Employer Stock or securities of the Employer with respect to which voting instructions are not received from Participants and Beneficiaries shall be voted in the manner determined by the Committee.

     6.04   Diversification.
            ----------------

            (a) Any Participant who is a qualified Employee shall have an opportunity to diversify his Plan holdings. For purposes of this Section 6.04, a "qualified Employee" shall mean:

                  (i)    An Employee who is at least fifty-five (55) years old;
                         and

                  (ii) Who has at least ten (10) years of participation in the plan.

            (b) Qualified Employees are permitted to direct the investment of at least twenty-five percent (25%) of their Account during the qualified election period. The "qualified election period" is the five (5) year period commencing with or after the Plan Year in which the Participant attains age fifty-five (55) (or, if later, with the Plan Year in which the Participant became a qualified Employee). In the final year of the qualified election period, the Trustee must afford the Participant the opportunity to direct the investment of at least fifty percent (50%) of the balance of his Account (less any prior diversified portion). Participants are entitled to one (1) election each year during the election period.

            (c) The Committee shall choose at least three (3) investment options (other than Employer Stock) which will be offered to qualified Employees. The Trustee shall act upon the qualified Employee's direction with respect to the investment or reinvestment of the assets in the Participant's Account provided such directions are in writing. Any portion of a Participant's interest under the Plan which is segregated from the general Trust Fund and individually invested pursuant to this Section 6.04 shall be treated as a separate Fund, to be credited with all income and gains and charged with all losses and transaction costs attributable to its own investments. Any such segregated Account shall not share in any gain or loss of the Trust Fund, except that the segregated Account shall be charged with its proportionate share of general administrative expenses paid from the Trust Fund.

            (d) The Trustee is not required to provide qualified Employees an opportunity to diversify their Plan holdings if the Participant Employer Account is less than Five Hundred Dollars ($500.00).

                                  ARTICLE VII

                                    TRUSTEE


     7.01   Establishment and Acceptance of Trust. The Trustee shall receive any
            --------------------------------------
contributions paid to it in cash or other property. All contributions so received, together with the income therefrom shall be held, managed and administered in trust pursuant to the terms of this Trust Agreement. The Trustee hereby accepts the Trust created herein and agrees to perform the duties, responsibilities and obligations to be performed on its part under this Trust Agreement and applicable law. Notwithstanding any provision in this Plan and Trust to the contrary, the Trustee shall have no liability or obligation to determine if the Employer has made contributions or if such amount is in accordance with the Plan and Trust. The Trustee shall be accountable solely for contributions actually received by it within the limits of this Article VII.

     7.02   General Powers and Duties of Trustee. As directed by the Committee,
            -------------------------------------
the Trustee shall have the authority and power to:

            (a) Contract or otherwise enter into transactions for the purpose of acquiring or selling Employer Stock, including transactions with the Employer or any shareholder of the Employer;

            (b) Vote any stocks (including Employer Stock), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person or by proxy;

            (c) Sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust assets at public or private sales;

            (d) Give general or specific proxies or powers of attorney with or without powers of substitutions;

            (e) Participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Employer Stock or any other securities;

            (f) Exercise any options, subscription rights and conversion privileges with respect to any Trust assets;

            (g) Sue, defend, compromise, arbitrate or settle any suit or legal proceeding or any claim due it or on which it may be liable;

            (h) Exercise any of the powers of an owner with respect to the Trust assets; and

            (i) Perform all acts which the Trustee shall deem necessary or appropriate and exercise any and all powers and authority of the Trustee under this Agreement.

     The Committee may authorize the Trustee to act on any matter (or class of matters) with respect to which directions or instructions from the Committee are called for hereunder without specific directions or instructions of the Committee.

     7.03   Compensation for Trustee and Agents.  The Trustee, if a corporate
            ------------------------------------
Trustee, shall be entitled to reasonable compensation for its services. Compensation shall be comparable to charges for similar services made from time to time by other Trustees in the geographic area in which the Trustee has its principal business. Any Trustee shall be entitled to reimbursement for expenses properly and actually incurred in the administration of the Trust. It may employ such agents, attorneys, accountants, or assistants as it may from time to time deem necessary or advisable and fix the compensation to be paid to them. Such counsel or other agents may be counsel or other agents consulted or employed by the Employer. The expenses of the Trustee and the compensation of the persons so employed shall be paid from the Trust Fund unless paid or advanced by the Employer.

     7.04   Reports of Trustee.  The Trustee shall render at least annual
            -------------------
reports to the Employer in such form and containing such information as it deems necessary. The records and accounts of the Trustee may be audited annually by an independent firm of certified public accountants selected by the Employer.

     7.05   Resignation, Removal and Substitution of Trustee.  The Trustee may
            -------------------------------------------------
resign at any time upon 30 days notice to the Employer. The Trustee may be removed at any time by the Employer upon 30 days written notice to the Trustee, with or without cause. Upon resignation or removal of the Trustee, the Employer, by action of its Board of Directors, shall appoint a successor Trustee which shall have the same powers and duties as are conferred upon the Trustee hereunder. If a successor Trustee shall not have been appointed and accepted such appointment within 30 days after the effective date of the Trustee's resignation or removal, the President of the Employer shall be deemed for purposes of this Trust Agreement to be the successor Trustee. In the absence of a President of the Employer or someone acting in the capacity of President of the Employer, Trustee may commence an action in the nature of an interpleader (or whateverother action it deems appropriate). In the event the property of the Trust Fund remains in the possession of the Trustee after the date of termination hereof owing to the failure of Employer to appoint a successor Trustee or provide proper instructions, Trustee shall be entitled to compensation for its services during such period and the provisions of the Trust Agreement relating to the obligations and duties of the Trustee shall remain in full force and effect. Upon the delivery by the resigning or removed Trustee to its successor Trustee of all property of the Trust Fund, less such reasonable amount as it shall deem necessary to provide for its expenses, compensation and any taxes or advances chargeable or payable out of the Trust Fund, the successor Trustee shall thereupon have the same powers and duties as are conferred upon the Trustee. No successor Trustee shall have any obligation or liability with respect to the acts or omissions of its predecessors.

     In the event a corporate Trustee at any time acting hereunder shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another corporation, whether state or federal, or shall be in any manner reorganized or reincorporated, then the resulting or acquiring corporation shall thereupon be substituted ipso facto for such corporate Trustee
                                           ----------
hereunder without the execution of any instrument and without any action upon the part of the Employer, any Participant or beneficiary, or any other person having or claiming to have an interest in the Trust Fund or under the Plan.

     7.06   Majority Rule.  If there is more than one Trustee designated under
            --------------
this Plan, all actions by the Trustees must be adopted by a majority of the Trustees.

     7.07   Liability of Trustee. The Trustee shall not be liable for any loss
            ---------------------
to or diminution in value of Employer Stock held as Trust assets or for any action it takes or refrains from taking in accordance with proper directions of the Committee, or from the failure or refusal of the Committee or Employer, or of any person so designated by it to give any approval required by such directions. The Employer shall indemnify the Trustee to the extent permitted by law, against liability or expense, except for such liability or expense as may result by reason of its own negligence or willful misconduct. The Employer's indemnity shall be a continuing obligation of the Employer, its successors and assigns, notwithstanding the termination of the Trust Agreement or the termination of the Trustee relationship with the Employer for any liability or expense arising from the Trustee's administration of the Plan. The Trustee shall not be required to pay interest on any portion of the Trust assets which is held uninvested at the direction of the Committee.

     The Trustee shall not be required to defend suits against the Trust unless it holds assets in the Trust Fund sufficient for, or has been indemnified to its satisfaction for its counsel fees, costs, disbursements and all other expenses and liabilities to which it may in its judgment be subjected by such action on its part, and the Trustee may utilize the proceeds and avails of any such property to meet the expenses and liabilities incurred by it in connection with such litigation.

     7.08   Force Majeure.  Trustee shall not be responsible or liable for any
            --------------
failure or delay in the performance of its obligations under this Trust Agreement arising out of or caused directly or indirectly by circumstances beyond its reasonable control, including without limitation: acts of God; earthquakes; fires; flood; wars; civilian or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunction of utilities or communication services; acts of civil or military authority; or governmental action.

     7.09   Taxes.  All taxes of any kind and all kinds whatsoever that may be
            -----
levied or assessed under the existing or future laws upon, or in respect of, the Trust Fund or income thereof, shall be paid from the Trust Fund unless such taxes are paid by the Employer.

                                 ARTICLE VIII

                                  FIDUCIARIES

     8.01   Administrative Committee.
            -------------------------

            (a)   Membership of Committee. The Administrative Committee shall be
                  ------------------------
                  appointed by the Plan Administrator. The Administrative Committee shall be initially comprised of the Chief Financial Officer, the Manager of Human Resources and the General Counsel.

            (b)   Scope of Authority. The Administrative Committee shall be
                  -------------------
                  responsible for the overall administration of the Plan. The Administrative Committee shall have the power to construe this Plan and to determine all questions that shall arise hereunder, including, without limitation, questions submitted by the Trustee on matters involving the exercise or extent of the Trustees' rights, powers, duties and obligations under the Trust Agreement.

            (c)   Employment of Agents. The Administrative Committee may employ,
                  ---------------------
                  upon such terms as it deems appropriate, such agents, clerical help, custodians, servants and/or others as it may deem necessary or appropriate to render advice with regard to any responsibility it has under the Plan or to perform other services for the effective operation and administration of the Plan. It may also designate persons other than named Fiduciaries to carry out Fiduciary responsibilities under this Plan, which Fiduciaries shall have the power to employ agents, clerical help, custodians, servants and/or others, as set forth above.

            (d)   Reliance on Counsel.  The Administrative Committee may consult
                  --------------------
                  with counsel, who may be counsel for the Employer and who may be a firm of which any individual Trustee or member of the Administrative Committee is a member.

            (e)   Compensation and Expenses of Committee.  The members of the
                  ---------------------------------------
                  Administrative Committee shall not be entitled to compensation for their services hereunder; but any expenses, including legal fees, properly incurred by the Administrative Committee on behalf of the Plan shall be paid from the Trust Fund unless paid or advanced by the Employer.

            (f)   Vacancy on Committee.  Any member of the Administrative
                  ---------------------
                  Committee may be removed at any time by the Plan
                  Administrator.

            (g)   Appointment of Committee Members.  The Plan Administrator
                  ---------------------------------
                  shall have the power to fill any vacancy in the Administrative Committee, to decline to fill any such vacancy, or to support additional members. Each new member of the Administrative Committee shall have all of the duties and obligations of an original member of the Administrative Committee. During any period when there are fewer than two (2) members of the Administrative Committee, the member in office shall have all of the duties and obligations of the members of the Administrative Committee under this Plan. The Employer shall promptly notify the Trustee of any change in the membership of the Administrative Committee.

            (h)   Delegation of Duties.  When there are two (2) or more members
                  ---------------------
                  of the Administrative Committee, any member may, by a written instrument, delegate authority to perform ministerial acts to one (1) or more of the other members, and he may likewise revoke any such delegation; provided, however, that the Trustee shall be immediately notified in writing of such delegation by at least two (2) members of the Administrative Committee.

            (i)   Quorum of Committee.  When there are more than two (2) members
                  --------------------
                  of the Administrative Committee, the Administrative Committee shall act according to a majority of members, and where there are two (2) members, they shall act jointly; provided, however, that if a member has delegated ministerial authority pursuant to Subsection (h) hereof, such members shall be deemed to have acted when the member to whom he has delegated such authority takes action; and provided, further, that if any member is prohibited from acting under any other provision of this Plan, the remaining members shall have power to act, as may be required.

            (j)   Action by Committee.  The Administrative Committee shall act
                  --------------------
                  only upon agreement among a majority of its members eligible to act on a given manner, and may act in writing, without an actual meeting. Discretion of the Committee shall be exercised in a nondiscriminatory manner. No member of the Committee shall act on any matter relating solely to his benefits under the Plan.

            (k) The Committee shall be responsible for directing the Trustee as to the investment of the Trust assets. The Committee may delegate to the Trustee the responsibility for investing Trust assets other than Employer Stock. The Committee shall establish a funding policy and method for directing the Trustee to acquire Employer Stock (and for otherwise investing the Trust assets) in the manner which is consistent with the objectives of the Plan and the requirements of ERISA.

     8.02   Plan Administrator.  The Plan Administrator shall have all of the
            -------------------
power and duties conferred upon a Plan Administrator by ERISA, including, without limiting the generality of the foregoing:

            (a)   Keeping those records required to be maintained pursuant to
                  Section 6047(e) of the Code;

            (b) Keeping records of employment and other matters containing all relevant data pertaining to any Employee affected thereby and his eligibility to participate, allocations to his Account and his other rights under the Trust, except for records which of necessity are to be prepared by the Trustee as provided in
                  Section 7.01 hereof regarding assets of the Trust;

            (c) Periodic, timely preparing, filing and delivery of all statements, reports and returns required to be filed by the Plan Administrator with the U.S. Department of Labor and the Treasury, or delivered to Employees and others, and for verifying that all such statements, reports and returns required of the Employer are timely filed or delivered;

            (d) Retention by the Plan Administrator and the Employer of records for periods required by law; and

            (e) Causing each person required by law to be bonded (including, without limitation, each Fiduciary and each person handling Trust assets, unless specifically exempted from such bonding requirements) to be so bonded. Any Participant may demand a copy of the Plan Administrator's records with respect to his own participation, but he shall have no right to inquire with respect to other persons.

     8.03   Maintenance and Inspection of Records of Employer and Trustee.  The
            --------------------------------------------------------------
Plan Administrator shall keep complete records of any activities under this Plan, which records may be inspected by the Employer and the Trustee at any time during normal business hours. Any Participant may inspect and/or demand a copy of such records with respect to his own participation in the Plan, but he shall have no right to inquire with respect to other persons.

     8.04   Named Fiduciaries and Allocation of Responsibility.  The "Named
            ---------------------------------------------------
Fiduciaries" of this Plan are:

            (a)   The Employer;

            (b)   The Plan Administrator;

            (c)   The Trustee; and

            (d)   The Administrative Committee.

            The Named Fiduciary shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 3.01; shall have the sole authority to appoint and remove the Trustee, the Plan Administrator and the Administrative Committee; to formulate the Plan's funding policy and methods; and to amend or terminate, in whole or in part, the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, management of which has been assigned to an investment manager (as defined under ERISA), who shall be solely responsible for the management of the assets assigned to it, or which are subject to direction by the Committee, all as specifically provided in the Plan. Each Named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action of another Named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No Named Fiduciary shall guaranty the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

     8.05   Expenses of the Plan and Trust.  All expenses administering the Plan
            -------------------------------
and Trust shall be charged to and paid from the Trust Fund unless paid or advanced by the Employer.

     8.06   Appointment of Investment Manager.  The Employer, through the
            ----------------------------------
Committee may in its sole discretion appoint one or more investment managers to manage the investment of all or any portion of the assets in the Trust Fund. Each investment manager shall be (i) an investment advisor registered under the Investment Advisor's Act of 1940; or (ii) an insurance company qualified to manage, acquire or dispose of any assets of the Trust Fund under the laws of more than one state. Each investment manager shall acknowledge in writing that he is a fiduciary (as such term is defined in ERISA) with respect to the Plan. The Committee's appointment of an investment manager shall be in writing and shall set forth the duties of the investment manager, the compensation to be paid the investment manager, and such other terms and conditions as the Trustee deems appropriate.

                                  ARTICLE IX

                             FIDUCIARY OBLIGATIONS

     9.01   General Fiduciary Duties.  A Fiduciary shall discharge his duties
            -------------------------
under the Plan solely in the interests of the Participants and the Beneficiaries and for the exclusive purpose of providing benefits to Participants and to their Beneficiaries. All Fiduciaries shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. To the extent a Fiduciary is responsible for managing the investments of the Plan, he shall diversify the investments of the Plan to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. However, the preceding sentence shall be subject to the responsibility of the Fiduciaries to maximize retirement benefits by investing primarily in Employer Stock. Any investment in a common or collective trust fund or pooled investment fund will not violate a Fiduciary's duty to diversify the investment of Plan assets if the fund itself is sufficiently diversified. Except as authorized by regulations of the Secretary of Labor, no Fiduciary may maintain the indicia of ownership or any assets of the Plan outside the jurisdiction of the United States. A Fiduciary shall act in accordance with the documents and instruments governing the Plan to the extent such documents and instruments are consistent with the requirements of law.

     9.02   Liability of Fiduciaries.
            -------------------------

            (a)   Extent of Liability.  A Fiduciary who breaches any of the
                  --------------------
                  responsibilities, obligations, or duties imposed upon him by this Plan or by the requirements of law shall be personally liable:

                  (i) To make good to the Plan any losses resulting from his breach;

                  (ii) To restore to the Plan any profits the Fiduciary has made through the use of Plan assets for his personal account; and

                  (iii) To pay those penalties prescribed by law arising from his breach.

                  A Fiduciary shall be subject to such other equitable or remedial relief as a court of law may deem appropriate, including removal of the Fiduciary. A Fiduciary also may be removed for a violation of Section 9.06 (Prohibition Against Certain Persons Holding Certain Positions). No Fiduciary shall be liable with respect to the breach of a Fiduciary duty if such breach was committed before he became a Fiduciary or after he ceased to be a Fiduciary.

            (b)   Liability of Fiduciary for Breach by Co-Fiduciary.  A
                  --------------------------------------------------
                  Fiduciary shall be liable for a breach of Fiduciary responsibility of another Fiduciary of this Plan, only if he:

                  (i) Participates knowingly in, or knowingly undertakes to conceal, an act or omission of the other Fiduciary, and knows such act or omission by the other Fiduciary is a breach of the other Fiduciary's duties;

                  (ii) Enables another Fiduciary to commit a breach by his failure to comply with Section 9.01 in the administration of the specific responsibilities which give rise to his status as a Fiduciary; or

                  (iii) Has knowledge of a breach of another Fiduciary and does not make reasonable efforts under the circumstances to remedy the breach.

            (c)   Liability for Improper Delegation of Fiduciary Responsibility.
                  --------------------------------------------------------------
                  named Fiduciary who allocates any of his Fiduciary responsibilities to any person or designates any person to carry out any of his Fiduciary responsibilities shall be liable for the act or omission of such person in carrying out the responsibility only to the extent that the named Fiduciary fails to satisfy his general Fiduciary duties under Section
                  9.01 with respect to the allocation or designation, with respect to the establishment or implementation of the procedure by which he allocates the responsibilities, or in continuing the allocation or designation. Nothing in this paragraph shall prevent a named Fiduciary from being liable if he otherwise would be liable for an act or omission under Subsection (b).

            (d)   Fiduciary to Whom Responsibilities are Allocated.  Any person
                  -------------------------------------------------
                  who has been designated to carry out Fiduciary responsibilities shall be liable for such responsibilities under this Section to the same extent as any named Fiduciary.

            (e)   Liability Insurance and Indemnification.  Nothing in this Plan
                  ----------------------------------------
                  shall preclude a Fiduciary from purchasing insurance to cover liability from and for his own account. The Employer may purchase insurance to cover potential liability of those persons who serve in a Fiduciary capacity with regard to the Plan. The Employer shall indemnify the Trustee and the Plan Administrator against liability and expenses reasonably incurred by him in connection with any action to which such Fiduciary may be made a party by reason of his being or having been a Fiduciary, to the extent permitted by law.

     9.03   Prohibited Transactions and Disqualified Persons. No Fiduciary shall
            -------------------------------------------------
cause the Plan to engage in a transaction if the Fiduciary knows or should know that the transaction constitutes a prohibited transaction under the law. No disqualified person under law (other than a Fiduciary acting only as such) shall engage in a prohibited transaction as prescribed by law.

            (a)   Disqualified Person. For purposes of this Article, a
                  --------------------
                  "Disqualified Person" shall include, but not be limited to, the following person or entities:

                  (i)    A Fiduciary;

                  (ii) Any Employer who has any Employees who are covered by the Plan;

                  (iii)  A member of the family of the Fiduciary;

                  (iv) A corporation or partnership that is fifty percent (50%) or more owned by a Fiduciary, an Employer or an Employee organization; or

                  (v) An officer, director, or a ten percent (10%) shareholder who is a Highly Compensated Employee of the Employer.

            (b)   Prohibited Transactions.  A "Prohibited Transaction" shall
                  ------------------------
                  include, but not be limited to, the following:

                  (i) The sale or exchange or leasing of any property between the Plan and a Disqualified Person;

                  (ii) Any lending of money or extension of credit between the Plan and a Disqualified Person, except loans to Participants under this Plan;

                  (iii) The furnishing of goods, services or facilities between the Plan and a Disqualified Person; and

                  (iv) A transfer to, or use by or for the benefit of, a Disqualified Person of Plan assets or income, except as a Participant hereunder.

            (c)   No Limitation. The above definitions and examples are not
                  --------------
                  binding or conclusive and may change. The Employee Retirement Income Security Act of 1974, including its rules and regulations, shall control in any event.

            (d)   Sale Exemption. Pursuant to ERISA Section 408(e), the Plan may
                  ---------------
                  acquire Employer Stock from any disqualified peerson, provided that:

                  (i) The purchase price is not less favorable to the Plan than "adequate consideration"; and

                  (ii)   No commission is charged to the Plan.

     9.04   Receipt of Benefits by Fiduciaries. Nothing shall prohibit any
            -----------------------------------
Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, if such benefit is computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

     9.05   Service by Fiduciaries and Disqualified Persons. Nothing in this
            ------------------------------------------------
Plan shall prohibit anyone from serving as a Fiduciary in addition to being an officer, employee, agent or other representative of a Disqualified Person.

     9.06   Prohibition Against Certain Persons Holding Certain Positions. No
            --------------------------------------------------------------
person who has been convicted of a felony shall be permitted to serve as a Plan Administrator, Fiduciary, officer, Trustee, custodian, counsel, agent, or Employee of this Plan, or as a consultant to this Plan, unless permitted by law.

     9.07   Bonding of Fiduciaries. Each Fiduciary of the Plan shall be bonded
            -----------------------
to the extent, if any, required by ERISA.

     9.08   Tender Offers. If a tender offer is made for stock of the Employer,
            --------------
the Employer shall appoint an independent fiduciary (which may be the Trustee, if it consents, but whom shall be under no obligation to consent) to direct the Trustee as to the manner in which such Employer's stock should be voted. In the event of a tender offer, the Plan Fiduciaries shall employ independent legal and investment counsel for advice and to conduct an investigation of the facts regarding the take-over attempts and alternatives regarding protection of the assets of the Trust Fund. Alternatively, the Fiduciaries may resign for the duration of the take-over contest in favor of neutral fiduciaries who would not face a substantial conflict of interest.

                                   ARTICLE X

                       AMENDMENT AND TERMINATION OF PLAN

     10.01  Amendment of Plan.  The Employer may amend this Plan at any time and
            ------------------
from time to time subject to the limitations of this Section. Any such amendment shall be adopted and executed by an officer authorized to act on behalf of the Employer; provided, however, that:

            (a) No amendment shall increase the duties or liabilities of the Trustee without its written consent;

            (b) No amendment shall deprive any Participant or any Beneficiary of a Deceased Participant of any of the benefits to which he is entitled under this Plan with respect to contributions previously made nor shall such amendment cause any reduction in the amount credited to the account of any Participant; and

            (c) No amendment shall provide for the use of funds or assets held under this Plan other than for the exclusive benefit of the Participants and their Beneficiaries, except as otherwise hereinafter provided.

     For the purposes of this Section, a Plan amendment which has the effect of eliminating or reducing any early retirement benefit or eliminating an optional form of benefit shall be treated as reducing the amount credited to the account of a Participant.

     10.02  Recapture of Contributions.  Notwithstanding anything herein to the
            ---------------------------
contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution of the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

     10.03  Employer's Right to Terminate Plan.  The Employer has and reserves
            -----------------------------------
the right to terminate the Plan and/or Trust at any time by an instrument in writing (a) executed in its name by an Officer duly authorized to execute such an instrument, and (b) delivered to the Administrative Committee and the Trustee. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (partial or full) or complete discontinuance of contributions, all amounts credited to the affected Participant's Accounts shall become 100% vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon such termination of the Plan, the Employer, by written notice to the Trustee, may direct either:

            (a) Complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one "lump sum distribution" (as such term is defined in the Code) as soon as the Trustee deems it to be in the best interest of the Participants but in no event later than two years after such termination; or

            (b) Continuation of the Trust and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

     10.04  Plan Mergers.  This Plan may be amended by the Employer to provide
            -------------
for the merger or consolidation of the Plan with another retirement plan or for the transfer of assets and liabilities thereof to another retirement plan. Such an event, however, shall not occur unless each Participant would receive a retirement benefit under such other retirement plan immediately after the merger, consolidation or transfer (assuming the plan had then terminated) which is at least as great as the benefit he would have received under this Plan immediately prior to the merger, consolidation, or transfer (assuming this Plan had then terminated and he had then ceased to be an Employee).

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     11.01  Exclusive Benefit of Employees.  This Plan is created for the
            -------------------------------
exclusive benefit of Employees and their Beneficiaries, and shall be interpreted in a manner consistent with its status as a qualified stock bonus plan under the provisions of Section 401(a) of the Code.

     11.02  Recapture of Contributions.  Except as provided in Article X, under
            ---------------------------
no circumstances shall any funds contributed to this Plan or any assets of the Trust Fund ever revert to, or be used or enjoyed by, the Employer, nor shall any such funds or assets ever be used other than for the benefit of Employees or their Beneficiaries.

     11.03  Cooperation of all Parties.  All persons claiming any interest
            ---------------------------
whatsoever under this Plan shall perform any and all acts and execute any and all documents or papers which may be necessary or desirable for carrying out this Plan or any of its provisions.

     11.04  Impossibility of Performance.  In case it becomes impossible for the
            -----------------------------
Employer or the Administrative Committee to perform any act under this Plan, or when the provisions of this Plan are ambiguous or unclear, that act shall be performed which in the judgment of the Administrative Committee will most nearly carry out the intent and purposes of this Plan. All persons in any way interested in this Plan, including, but not limited to, Active, Retired, disabled, Terminated and Deceased Participants and Beneficiaries, shall be bound by any acts performed under such conditions.

     11.05  No Contract of Employment; Release.  This Plan shall not be
            -----------------------------------
construed as creating any contract or any term of a contract of employment between the Employer and any Employee, nor as affecting the rights of the Employer with respect to its Employees, but only as establishing the benefits of eligible Employees under this Plan. No Participant or Beneficiary shall ever have, or may ever assert, any rights or claims against the Employer with respect to the enforcement of any benefits under this Plan. Any claim or the assertion of any rights will be deemed to have been waived or released if such claim or assertion is not made to the Administrative Committee within two (2) years after such right or claim first became known to the claimant. As a condition precedent to the payment of benefits, the Administrative Committee may require any Participant or Beneficiary to execute a release and/or an indemnity in such form as the Administrative Committee shall determine.

     11.06  Non-Alienation of Benefits.  No Participant shall have the right to
            ---------------------------
alienate or assign his benefits under this Plan, nor shall his benefits be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. If any Participant should attempt to alienate or assign his benefits under this Plan or if his property, goods or estate should be subject to attachment, execution, garnishment or other legal or equitable process, the Administrative Committee may direct the Trustee to distribute his benefits under this Plan to members of his family or may use or hold such benefits for his benefit or for the benefit of members of his family, whichever and however the Administrative Committee shall deem to be in the best interest of the Participant, consistent with the other provisions of this Plan and the Trust Agreement dealing with the distribution of retirement, Disability, termination and death benefits.

     11.07  Misstatement of Fact.  Notwithstanding anything to the contrary
            ---------------------
contained in this Plan, if a Participant shall at any time misstate any fact relevant to the operation of this Plan, the matter shall be referred to the Administrative Committee as soon as such misstatement is discovered. The Administrative Committee shall, in its absolute discretion, make such decision and give such instructions as it shall determine to be equitable under the circumstances. The Administrative Committee shall not be liable for any action or nonaction taken by it in good faith in such cases.

     11.08  Waiver; Partial Invalidity.  No waiver or application of any
            ---------------------------
provision or term of this Plan by any party hereto or by anyone concerned with the operation of this Plan, whether such waiver or application be direct or indirect, express or implied, or written or oral, shall be deemed to constitute a waiver or application of any other provision or term of this Plan, or an assent to the application or nonapplication of any provision or term of this Plan in any other situation, whether such situation be of the same or of a different nature. Unless otherwise provided herein, should any provision of this Plan be held to be unlawful, or unlawful as to any person or instance, such fact shall not adversely affect the other provisions herein contained or the application of said provisions to any other person or instance.

     11.09  Claims Procedure.  A Participant, Spouse of a Participant or a
            -----------------
Beneficiary of a Participant may submit to the Administrative Committee a written request for payment if he does not receive the benefits that he believes are due, and the Administrative Committee shall notify him in writing of its determination, and if denied, set forth the reason for the denial. If the Participant's claim is denied, in whole or in part, he may, within sixty (60) days after receiving the notice of denial, submit to the Administrative Committee a written request for review and written comments. The Administrative Committee shall make a decision as soon as possible, but generally no later than sixty (60) days after receiving the request for review. The Administrative Committee shall notify the claimant in writing of its decision on review. No person shall be entitled to commence any judicial action with respect to any claim for benefits under the Plan prior to exhausting all procedures and remedies set forth in this Section, unless otherwise required by law.

     11.10  Applicable Law.  Except as otherwise expressly required under ERISA,
            ---------------
this Plan shall be construed according to the laws of the State of Colorado.

     11.11  Rules of Construction.  Whenever the context so admits, the use of
            ----------------------
the masculine gender shall be deemed to include the feminine and vice versa, and either gender shall be deemed to include the neuter and vice versa; and the use of the singular shall be deemed to include the plural and vice versa.

     11.12  Headings.  The headings of Articles and Sections of this Plan are
            ---------
included only for convenience and shall not be construed as a part of this Plan or in any respect affecting or modifying its provisions.

     11.13  Authorizations.  The Employer shall provide to the Trustee a
            ---------------
certified copy of a Board of Directors resolution which is to be used by the Trustee as conclusive proof of the names and authority of the persons entitled to act hereunder, including Committee members. The Employer shall indemnify and hold Trustee harmless from any actions of Trustee taken in reliance upon such resolution. The persons entitled to act hereunder may be changed by subsequent Board of Directors resolutions, and the Employer shall provide a certified copy of the same to Trustee.

     11.14  Notices.  Any notices required or desired to be given to any party
            --------
hereunder shall be in writing, shall be addressed to such other party at that party's principal place of business and shall be deemed to be given when deposited in the United States mail, certified, return receipt requested, or actually received by the party to whom it was addressed if delivered by alternate method. Any party may change the address to which notices or other communications are to be given by giving the other party notice of such change.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in Englewood, Colorado, on the ______ day of ________________________, 1996.


ATTEST:                            COMMNET CELLULAR, INC.


_________________                  By:____________________________________
                                      Arnold Pohs, President


                                   TRUSTEE:

                                   BANK ONE, COLORADO, N.A.


                                   By:____________________________________
                                      Trust Officer

AMENDED AND RESTATED COMMNET CELLULAR, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                                      -56-